UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2025

Coya Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41583	85-4017781
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 San Felipe St., Suite 500 Houston, Texas	77057
(Address of Principal Executive Offices)	(Zip Code)

(800) 587-8170

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2025, Coya Therapeutics, Inc. (the “Company”) entered into an Underwriting Agreement (the “Agreement”) with Lucid Capital Markets, LLC (the “Underwriter”) relating to an underwritten public offering (the “Offering”) of 4,181,818 shares (the “Shares”) of common stock, par value $0.0001 per share, of the Company (“Common Stock”), including 545,454 Shares pursuant to the full exercise of an option to purchase additional shares granted to the Underwriter. Each Share was offered and sold to the public at an offering price of $5.50 per Share. The Offering is expected to close on or about October 27, 2025, subject to the satisfaction of customary closing conditions.

The Company estimates that the gross proceeds from the Offering, including the proceeds from the exercise by the Underwriter of its option to purchase additional Shares, will be approximately $23.0 million, before deducting underwriting discounts and commissions and estimated Offering expenses payable by the Company.

The Offering was made pursuant to an effective registration statement on Form S-3 (Registration Statement No. 333-289511) previously filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2025 and declared effective by the SEC on August 19, 2025. A prospectus supplement relating to the Offering has been filed with the SEC, dated October 23, 2025.

The Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, obligations of the parties and termination provisions. Additionally, the Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriter may be required to make because of any of those liabilities. In addition, pursuant to the terms of the Agreement, each of the Company’s directors and executive officers have entered into “lock-up” agreements with the Underwriter that generally prohibit, without the prior written consent of the Underwriter, the sale, transfer or other disposition of securities of the Company prior to January 22, 2026. The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Allele Capital Partners, LLC, through its executing broker-dealer, Wilmington Capital Securities, LLC (“Wilmington”), acted as financial advisor to the Company in the Offering. In addition to the fees and commissions payable to the Underwriter, pursuant to an engagement letter with Wilmington, the Company will pay to Wilmington $200,000 and will issue to Wilmington warrants exercisable for 100,000 shares of Common Stock with an exercise price of $5.50 per share (the “Financial Advisor Warrants”). The foregoing description of the Financial Advisor Warrants is not complete and is qualified in its entirety by reference to the full text of the Form of Financial Advisor Warrant, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the legal opinion and consent of Lowenstein Sandler, LLP relating to the issuance and sale of the Shares is attached hereto as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 regarding the Financial Advisor Warrants is hereby incorporated by reference in response to this Item 3.02 of Form 8-K.

The Financial Advisor Warrants will be issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act, and/or Rule 506 of Regulation D, which is promulgated under the Securities Act. The Company relied on this exemption from registration based in part on representations made by Wilmington.

Item 7.01 Regulation FD.

The Company issued press releases announcing the launch and pricing of the Offering on October 23, 2025 and October 24, 2025, respectively. Copies of these press releases are furnished hereto as Exhibits 99.1 and 99.2, respectively.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibits 99.1 and 99.2, is being furnished to the SEC and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Exhibit Description

1.1*	Underwriting Agreement dated as of October 23, 2025 between the Company and Lucid Capital Markets, LLC

4.1*	Form of Financial Advisor Warrant

5.1*	Opinion of Lowenstein Sandler, LLP

23.1*	Consent of Lowenstein Sandler, LLP (included in Exhibit 5.1)

99.1**	Press Release dated October 23, 2025 regarding the launch of the offering of Common Stock

99.2**	Press Release dated October 24, 2025 regarding the pricing of the offering of Common Stock

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith
**	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coya Therapeutics, Inc.

Dated: October 27, 2025	/s/ Arun Swaminathan
Arun Swaminathan
Chief Executive Officer